EXHIBIT 10.14.5

VOLUME 2,656 (TWO THOUSAND SIX HUNDRED FIFTY-SIX). Initial folio: 10364654.

PUBLIC DEED NUMBER 45,020 (FORTY-FIVE THOUSAND TWENTY)

In the City of Tijuana, State of Baja California, United Mexican States, on the 10TH day of the month of June of the year 2024, me, Mr. Juan José Thomas Moreno, Notary Public Number 7 of this Municipality, I hereby certify:

---THE REAL ESTATE PURCHASE AND SALE AGREEMENT, entered into by and between:

--- I.- On one hand, “N.S.C. AGUA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented by Mr. RUBÉN FERNANDO SÁNCHEZ CAMPODONICO, hereinafter referred to as the "SELLER” or “TRANSFEROR”; and

---II.- on the other hand, BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS, Sociedad Nacional de Crédito, Institución de Banca De Desarrollo, hereinafter referred to as BANOBRAS, in its capacity as trustee of the PUBLIC TRUST number 1936, named “Fondo Nacional de Infraestructura” (FONADIN), represented by the Director of Water, Energy, and Environment and Fiduciary Delegate and General Attorney of BANOBRAS, Mr. CARLOS ANDRÉS PUENTE LÓPEZ, in fulfillment of the purposes of FONADIN, hereinafter referred to by its name or as the “BUYER” or “ACQUIRER”, represented as stated above,

--- Agreement entered into by the parties under the terms of the background, representations, chapters and clauses set forth after having made the following legal oath to them:

L E G A L O A T H

---For the purposes provided in Article 121 of the Notary Law for the State of Baja California, the undersigned Notary makes known to the appearing parties the penalties incurred by those who make false statements in a public instrument before a Public Notary, also indicating to them that, by provision of the aforementioned law, all declarations and statements made by them in this instrument will be considered made under oath to tell the truth.

--- The SELLER represents that it is the legitimate owner of the PROPERTIES (as defined below) that are the object of this deed, which it justifies with the property titles listed in the background of this instrument.

--- Also, the legal representative of the BUYER, accepts and acknowledges that all statements or representations made in this instrument, with respect to its principal, must be understood to be made by the same, in its capacity as representative of the BUYER, in its capacity as legal representative of the BUYER.

B A C K G R O U N D S

--- The SELLER, through its legal representative and under oath to the truth, being aware of the penalties for making false representations before a notary public, states that:

---I.- BACKGROUND OF THE REAL ESTATE WITH CADASTRAL NUMBER EM032001

---I.1- By means of public deed number 5,520 (five thousand five hundred twenty), volume number 184 (one hundred eighty-four), dated May 13, 2013, executed before Mr. Ramón Andrés Graciano Dueñas, Notary Public number Eighteen, practicing in Tijuana, Baja California, whose first testimony was recorded on May 27, 2013, under entry number 6,033,239 (six million thirty-three thousand two hundred thirty-nine), in the Civil Section, in the Public Registry of Property and Commerce of the State, Registrar's Office in Playas de Rosarito, Baja California, where the Purchase and Sale Agreement was formalized, in which the company "N.S.C. AGUA", Sociedad Anónima de Capital Variable, acquired lot Fraction 33-1 (thirty-three dash one), resulting from the subdivision of parcel number 33 Z-1 P-2/5 (thirty-three Z dash one P dash two slash five), without block number, of the Ejido Poblado Mazatlán, Municipality of Playas de Rosarito, Baja California, a fraction that has an area of 120,000 square meters (one hundred twenty thousand square meters), and the following boundaries and measurements.

---To the Northeast: in 184.622 (one hundred eighty-four point six hundred twenty-two) meters, with expropriation of the Federal Electricity Commission, plus 4.638 (four point six hundred thirty-eight) meters, with fraction 33-4 (thirty-three dash four), plus 154.720 (one hundred fifty-four point seven hundred twenty) meters, with parcel number 32 (thirty-two), and plus 351.963 (three hundred fifty-one point nine hundred sixty-three) meters, with parcel number 32 (thirty-two).

--- To the Southeast: in 551.276 (five hundred fifty-one point two hundred seventy-six) meters, with fraction 33-2 (thirty-three dash two), plus 15.240 (fifteen point two hundred forty) meters, with fraction 33-3 (thirty-three dash three), and plus 0.194 (zero point one hundred ninety-four) meters, with expropriation by Corett (Commission for the Regularization of Land Tenure).

--- To the Southwest: in 4.750 (four point seven hundred fifty) meters, with fraction 33-3 (thirty-three dash three).

--- To the Northwest: in 12.043 (twelve point zero forty-three) meters, with fraction 33-3 (thirty-three dash three), plus 15.015 (fifteen point zero fifteen) meters, with the same previous boundary, plus 40.274 (forty point two hundred seventy-four) meters, with the same previous boundary, plus 19.781 (nineteen point seven hundred eighty-one) meters, with the same previous boundary, plus 44.835 (forty-four point eight hundred thirty-five) meters, with expropriation by Corett (Commission for the Regularization of Land Tenure), plus 14.682 (fourteen point six hundred eighty-two) meters, with fraction 33-4 (thirty-three dash four), plus 0.116 (zero point one hundred sixteen) meters, with expropriation by Corett (Commission for the Regularization of Land Tenure), plus 16.319 (sixteen point three hundred nineteen) meters, with expropriation by Corett (Commission for the Regularization of Land Tenure), plus 14.781 (fourteen point seven hundred eighty-one) meters, with fraction 33-5 (thirty-three dash five) and 90.193 (ninety point one hundred ninety-three) meters, with expropriation by Corett (Commission for the Regularization of Land Tenure).

--- REAL FOLIO.- The previously described real estate property was assigned Real Folio number 549860 (five hundred forty-nine thousand eight hundred sixty).

---I.2- By means of public deed number 6,567 (six thousand five hundred sixty-seven), volume number 219 (two hundred nineteen), dated May 15, 2014, executed before attorney Ramón Andrés Graciano Dueñas, Notary Public number Eighteen, practicing in Tijuana, Baja California, whose first testimony was recorded on May 26, 2014, under entry number 6,034,994 (six million thirty-four thousand nine hundred ninety-four), in the Civil Section, in the Public Registry of Property and Commerce of the State, Registrar's Office in Playas de Rosarito, Baja California, the Purchase and Sale Agreement was formalized, in which the company "N.S.C. AGUA", Sociedad Anónima de Capital Variable, acquired lot Fraction 32-1 (thirty-two dash one), resulting from the subdivision of parcel number 32 Z-1 P-2/5 (thirty-two Z dash one P dash two slash five), without block number, of the Ejido Poblado Mazatlán, Municipality of Playas de Rosarito, Baja California, a fraction that has an area of 81,289.096 square meters (eighty-one thousand two hundred eighty-nine point zero ninety-six square meters), and the following boundaries and measurements

---To the Northeast: in 41.155 (forty-one point one hundred fifty-five) meters, with fraction 32-9 (thirty-two dash nine) and 225.990 (two hundred twenty-five point nine hundred ninety) meters, with expropriation by the Federal Electricity Commission.

---To the Southwest: in 351.963 (three hundred fifty-one point nine hundred sixty-three) meters, with parcel 33 (thirty-three), in 154.720 (one hundred fifty-four point seven hundred twenty) meters, with parcel 33 (thirty-three); in 0.087 (zero point zero eighty-seven) meters, with expropriation by the Commission for the Regularization of Land

Tenure; in 15.157 (fifteen point one hundred fifty-seven) meters, with fraction 32-17 (thirty-two dash seventeen); in 15.151 (fifteen point one hundred fifty-one) meters, with fraction 32-17 (thirty-two dash seventeen); and in 41.277 (forty-one point two hundred seventy-seven) meters, with fraction 32-10 (thirty-two dash ten).

---To the Northwest: in 29.727 (twenty-nine point seven hundred twenty-seven) meters, with fraction 32-9 (thirty-two dash nine); in 30.046 (thirty point zero forty-six) meters, with fraction 32-8 (thirty-two dash eight); in 30.168 (thirty point one hundred sixty-eight) meters, with fraction 32-7 (thirty-two dash seven); in 30.089 (thirty point zero eighty-nine) meters, with fraction 32-6 (thirty-two dash six); in 26.753 (twenty-six point seven hundred fifty-three) meters, with fraction 32-5 (thirty-two dash five); in 26.753 (twenty-six point seven hundred fifty-three) meters, with fraction 32-4 (thirty-two dash four); in 29.928 (twenty-nine point nine hundred twenty-eight) meters, with fraction 32-3 (thirty-two dash three); in 29.928 (twenty-nine point nine hundred twenty-eight) meters, with fraction 32-2 (thirty-two dash two); in 14.991 (fourteen point nine hundred ninety-one) meters, with fraction 32-17 (thirty-two dash seventeen); in 17.974 (seventeen point nine hundred seventy-four) meters, with fraction 32-17 (thirty-two dash seventeen); in 27.094 (twenty-seven point zero ninety-four) meters, with fraction 32-17 (thirty-two dash seventeen); in 14.638 (fourteen point six hundred thirty-eight) meters, with fraction 32-17 (thirty-two dash seventeen); in 7.323 (seven point three hundred twenty-three) meters, with expropriation by the Commission for the Regularization of Land Tenure; in 45.313 (forty-five point three hundred thirteen) meters, with fraction 32-16 (thirty-two dash sixteen); in 20.799 (twenty point seven hundred ninety-nine) meters, with fraction 32-15 (thirty-two dash fifteen); in 23.927 (twenty-three point nine hundred twenty-seven) meters, with fraction 32-14 (thirty-two dash fourteen); in 25.883 (twenty-five point eight hundred eighty-three) meters, with fraction 32-13 (thirty-two dash thirteen); in 24.552 (twenty-four point five hundred fifty-two) meters, with fraction 32-12 (thirty-two dash twelve); in 40.067 (forty point zero sixty-seven) meters, with fraction 32-11 (thirty-two dash eleven); in 35.099 (thirty-five point zero ninety-nine) meters, with fraction 32-10 (thirty-two dash ten); and, in 15.076 (fifteen point zero seventy-six) meters, with fraction 32-18 (thirty-two dash eighteen).

--- REAL FOLIO.- The previously described real estate property was assigned Real Folio number 549873 (five hundred forty-nine thousand eight hundred seventy-three).

---II.- MERGER OF THE PLOTS DESCRIBED IN BACKGROUNDS I.1 AND I.2, RESULTING IN THE REAL ESTATE WITH NUMBER EM032001.- By official document dated December 10, 2015, number DFR-SFR-082-2015 (DFR dash SFR dash zero eighty-two dash two thousand fifteen), issued by the Director of Urban Control and the Head of the Actions and Urbanization Department of the Municipality of Playas de Rosarito, Baja California, the plots described in backgrounds I.1 (Roman numeral one point one) and I.2 (Roman numeral one point two) were merged, resulting from said merger Lot F32 (F thirty-two) and F33 (F thirty-three), resulting from the merger of Fractions 32-1 (thirty-two dash one) and 33-1 (thirty-three dash one), of parcel 33 Z-1 P-2/5 (thirty-three letter Z dash one letter P dash two slash five), block without number, of the Colonia Ejido Mazatlán, Municipality of Playas de Rosarito, Baja California, with an area of 201,289.096 square meters (two hundred one thousand two hundred eighty-nine point zero ninety-six square meters), henceforth referred to as the "PROPERTY A".

--- REAL FOLIO.- The merger of these fractions was assigned Real Folio number 804630 (eight hundred four thousand six hundred thirty).

---III.- EASEMENTS OF PROPERTY A.

---III.1- EASEMENT ONE.- By means of public deed dated January 31, 2018, number 96,905 (ninety-six thousand nine hundred five), volume 1,375 (one thousand three hundred seventy-five), from the protocol of Notary Public number Eight of the city of Mexicali, Baja California, granted before Mr. Luis Alberto Ibañez Esquer, whose first testimony was recorded in the Public Registry of Property and Commerce of the State,

Registrar's Office in Playas de Rosarito, Baja California, on February 20, 2020, under entry number 6050712 (six million fifty thousand seven hundred twelve), in the Civil Section, wherein the Constitution of Voluntary and Perpetual Easement was recorded, agreed upon by Ms. MARÍA AURELIA TINOCO or MARÍA AURELIA TINOCO PÉREZ, as owner of the Servient Estate, and on the other hand, the corporate entity known as "N.S.C. AGUA," Sociedad Anónima de Capital Variable, as the owner of the Dominant Estate.- The relevant portions of this instrument are transcribed as follows: “…CLAUSES: FIRST.- ESTABLISHMENT OF EASEMENT: Effective from the date of signing this Contract, the "OWNER" hereby establishes a VOLUNTARY AND PERPETUAL EASEMENT under the "EASEMENT AREA" located within the "SERVIENT ESTATE" in favor of the "DOMINANT ESTATE," for the purpose of constructing, maintaining, operating, repairing, and installing the "AQUEDUCT" and any other infrastructure, equipment, machinery, and other necessary or convenient installations at its own expense, including communication and transportation facilities, in accordance with Articles 1057, 1065, 1066, 1109, and 1110 of the Federal Civil Code and their corresponding Articles 1044, 1052, 1053, 1096, and 1097 of the Civil Code for the State of Baja California.- The "PARTIES" agree that the "VOLUNTARY EASEMENT" in favor of the "DOMINANT ESTATE" is established in the buffer zones running parallel to the easements of the pipelines of Petróleos Mexicanos (PEMEX) and/or towers of the Federal Electricity Commission (CFE) and/or natural gas lines located on the "SERVIENT ESTATE," and includes the installation, construction, maintenance, and operation of the "AQUEDUCT". …”.

III.2.- EASEMENT TWO.- By public deed dated March 13, 2018, number 97,149 (ninety-seven thousand one hundred forty-nine), of volume 1,379 (one thousand three hundred seventy-nine), of the protocol of Notary Public number Eight in the city of Mexicali, Baja California, executed before the notary public Luis Alberto Ibáñez Esquer, whose first testimony was registered in the Public Registry of Property and Commerce of the State, Registrar's Office in Playas de Rosarito, Baja California, on February 20, 2020, under entry number 6050704 (six million fifty thousand seven hundred four), in the Civil Section, which recorded the establishment of a Voluntary and Perpetual Easement, entered into by Mr. LEONARDO GILBERT CASTILLO with the appearance of his wife Mrs. BERTHA ALICIA GARAY MILLÁN, as the owner of the Servient Property, and on the other part the business entity named “N.S.C. AGUA,” Sociedad Anónima de Capital Variable, as the owner of the Dominant Property.

III.3.- EASEMENT THREE.- By public deed dated September 25, 2018, number 98,425 (ninety-eight thousand four hundred twenty-five), volume 1,395 (one thousand three hundred ninety-five), of the protocol of Notary Public number Eight in the city of Mexicali, Baja California, granted before the Notary Public Luis Alberto Ibañez Esquer, whose first testimony was registered in the Public Registry of Property and Commerce of the State, Registrar's Office in Playas de Rosarito, Baja California, on February 20, 2020, under entry number 6050714 (six million fifty thousand seven hundred fourteen), of the Civil Section, in which the Voluntary and Perpetual Easement was established, entered into by "CYD DESARROLLOS URBANOS," Sociedad Anónima de Capital Variable, as the owner of the Servient Estate, and on the other hand, the corporate entity known as "N.S.C. AGUA," Sociedad Anónima de Capital Variable, as the owner of the Dominant Estate.- The relevant portions of this instrument are transcribed as follows: “…CLAUSES: FIRST.- ESTABLISHMENT OF EASEMENT: Effective from the date of signing this Contract, the "OWNER" hereby establishes a VOLUNTARY AND PERPETUAL EASEMENT, over and under the EASEMENT AREA identified with an area of 2,530.413 m2 (two thousand five hundred thirty point four hundred thirteen square meters); located within the SERVIENT ESTATE in favor of the "DOMINANT ESTATE," for the purpose of constructing, maintaining, operating, repairing, and installing the "AQUEDUCT" and any other infrastructure, equipment, machinery, and other necessary or convenient installations at its own expense, including communication and transportation facilities, in accordance with Articles 1057, 1065, 1066, 1109, and 1110 of the Federal Civil Code and their corresponding Articles 1044, 1052, 1053, 1096, and 1097 of the Civil Code for the State of Baja California.- The "PARTIES" agree that the "VOLUNTARY EASEMENT" in favor of the "DOMINANT ESTATE" is established in the buffer zones running parallel to the easements of the pipelines of Petróleos Mexicanos (PEMEX) and/or towers of the Federal Electricity Commission (CFE) and/or natural gas lines located on the "SERVIENT ESTATE," and includes the installation, construction, maintenance, and operation of the "AQUEDUCT". …”.

IV.- BACKGROUND OF THE REAL ESTATE WITH CADASTRAL NUMBER EM033062.- By public deed dated October 1, 2018, number 98,503 (ninety-eight thousand five hundred three), volume 1,393 (one thousand three hundred ninety-three), of the protocol of Notary Public number Eight in the city of Mexicali, Baja California, granted before Mr. Luis Alberto Ibañez Esquer, whose first testimony was registered in the Public Registry of Property and Commerce of the State, Registrar's Office in Playas de Rosarito, Baja California, on January 21, 2019, under entry number 6,047,296 (six million forty-seven thousand two hundred ninety-six), of the Civil Section, in which the Purchase and Sale Agreement Subject to Suspensive Condition was recorded, where the company known as "N.S.C. AGUA", Sociedad Anónima de Capital Variable, acquired the real estate identified as lot F-1 (F-dash one), of fraction 33-2 (thirty-three dash two), resulting from the subdivision of parcel number 33 Z-1 P 2/5 (thirty-three Z-dash one P two slash five), without block number, of the Ejido Mazatlán, in the Municipality of Playas de Rosarito, Baja California, which has an area of 2,500 square meters (two thousand five hundred square meters), and the following measurements and boundaries, henceforth referred to as "PROPERTY B":

--- To the North: 135.750 m (one hundred thirty-five point seven hundred fifty meters), adjacent to the expropriation of the Federal Electricity Commission;

--- To the South: 135.798 m (one hundred thirty-five point seven hundred ninety-eight meters), adjacent to fraction F-2 (letter "F" dash two) of fraction 33-2 (thirty-three dash two);

--- To the East: 18.501 m (eighteen point five hundred one meters), adjacent to small property; and

--- To the West: 18.506 m (eighteen point five hundred six meters), adjacent to fraction 33-1 (thirty-three dash one).

--- REAL FOLIO.- The real estate property described above corresponds to Real Folio number 1557484 (one million five hundred fifty-seven thousand four hundred eighty-four).

V.- BACKGROUND OF THE REAL ESTATE WITH CADASTRAL NUMBER DM003105.- By public deed number 45,019 (forty five thousand nineteen), volume number 2,655 (two thousand six hundred fifty five), dated June 10, 2024, executed before this Notary Public, Holder of Notary Public number Seven, whose first testimony is pending registration due to the recent execution, in the Public Registry of the Public Registry of Property and Commerce of the State, Registrar's Office in Tijuana, Baja California, the Purchase and Sale Agreement was formalized where the company known as "N.S.C. AGUA," Sociedad Anónima de Capital Variable, acquired lot Fraction 98 F (ninety-eight letter "F") resulting from the subdivision of the fraction of land of a Rustic Estate called "EL MANGLECITO" located to the SW (Southwest) of the Abelardo Rodríguez dam, 4 KM (four kilometers) and near the area known as Cueros de Venado, La Mesa Colony, municipality of Tijuana, Baja California, which has an area of 1,765.029 square meterers (one thousand seven hundred sixty-five point zero two nine square meters), and the following measurements and boundaries, henceforth referred to as "PROPERTY C" and, together with PROPERTY A and PROPERTY B, referred to as the "PROPERTIES":

--- To the Southeast: 4.157 m (four point one hundred fifty-seven meters) adjacent to lot 98-T (ninety-eight dash letter "T").

--- To the Southeast: 21.416 m (twenty-one point four hundred sixteen meters) adjacent to lot 98-T (ninety-eight dash letter "T").

--- To the Southeast: 44.090 m (forty-four point zero ninety meters) adjacent to lot 98-A (ninety-eight dash letter "A").

--- To the Northeast: 33.337 m (thirty-three point three hundred thirty-seven meters) adjacent to lot 98-C (ninety-eight dash letter "C").

--- To the Northwest: 67.364 m (sixty-seven point three hundred sixty-four meters) adjacent to lot 98-C (ninety-eight dash letter "C").

--- To the Southeast: 16.252 m (sixteen point two hundred fifty-two meters) adjacent to lot with cadastral number DM-003-573 (letter "D", letter "M", dash, zero, zero, three, dash, five, seven, three).

--- REAL FOLIO.- The real estate property described above corresponds to Real Folio number 1159312 (one million one hundred fifty-nine thousand three hundred twelve).

VI.- EASEMENTS OF PROPERTY C.

---VI.1.- EASEMENT ONE.- By public deed dated January 27, 1999, number 7736 (seven thousand seven hundred thirty-six), of volume 286 (two hundred eighty-six), executed before the notary public number Twelve in the city of Tijuana, Baja California, whose first testimony was registered in the Public Registry of Property and Commerce of the State, Registrar's Office in Tijuana, Baja California, on March 8, 1999, under entry number 5168743 (five million one hundred sixty-eight thousand seven hundred forty-three), Civil Section, it was recorded that Mr. Ramiro Guillermo Maldonado Navarro and his wife, Rosa María Gil Solís de Maldonado, established an Easement in favor of the Federal Electricity Commission over the property: lot known as El Manglecito de la Presa Rodríguez.

---VI.2.- EASEMENT TWO.- By public deed dated November 9, 2000, number 7,627 (seven thousand six hundred twenty-seven), of volume 213 (two hundred thirteen), executed before the undersigned Notary, whose first testimony was registered in the Public Registry of Property and Commerce of the State, Registrar's Office in Tijuana, Baja California, on December 20, 2000, under entry number 5232291 (five million two hundred thirty-two thousand two hundred ninety-one), Civil Section, it was recorded that Mr. Ramiro Guillermo Maldonado Navarro established a Legal Easement of Way, continuous and apparent, exclusively in favor of Transportadora de Gas Natural de Baja California, Sociedad de Responsabilidad Limitada de Capital Variable, given the public and private utility of this easement and in accordance with the provisions of Article 1055 (one thousand fifty-five) of the Civil Code for the State of Baja California, for the installation of gas pipelines, including any future maintenance or installation, with the property subject to the easement of way being a portion of the rustic property located within a larger property known as "El Manglecito," located southwest of the Abelardo L. Rodríguez Dam, in the city of Tijuana, Baja California.

VII.- NON-LIEN TAX CERTIFICATE FOR THE PROPERTIES.

VII.1. PROPERTY A is up to date with the payment of contributions and other fiscal obligations, including water services and Property Tax, with Cadastral Number EM032001 (EM zero three two zero zero one), as evidenced by the Non-Lien Tax Certificate, which is current as of the date of execution of this deed, a document that I add to the appendix of this instrument under letter "A".

VII.2. PROPERTY B is up to date with the payment of contributions and other fiscal obligations, including water services and Property Tax, with Cadastral Number EM033062 (EM zero three three zero six two), as evidenced by the Non-Lien Tax

Certificate, which is current as of the date of execution of this deed, a document that I add to the appendix of this instrument under letter "B".

VII.3. PROPERTY C is up to date with the payment of contributions and other fiscal obligations, including water services and Property Tax, with Cadastral Number DM003105 (DM zero zero three one zero five), as evidenced by the Non-Lien Tax Certificate, which is current as of the date of execution of this deed, a document that I add to the appendix of this instrument under letter "C".

VIII.- NON-LIEN CERTIFICATES FOR THE PROPERTIES.- At the request of the parties, certificates of existence or non-existence of liens with preventive notice effects were requested from the Registrar's Office in Playas de Rosarito, Baja California, and in Tijuana, Baja California, of the Public Registry of Property and Commerce of the State, for each of the PROPERTIES, which were issued, finding them with the easements described in Background III (Roman three) and VI (Roman six) and with the annotation of the reference notice; documents that are added to the appendix of the volume in the file corresponding to this instrument under letters "D”, letter "E”, and letter "F".

IX.- TOPOGRAPHIC REPORT.- The parties present to me the topographic reports of each of the PROPERTIES, duly authorized by the Planning and Cadastral Department of the Municipality of Playas de Rosarito, Baja California, and Tijuana, Baja California, which are added to the appendix of the volume in the file corresponding to this instrument under letter "G”, letter "H", and letter "I".

X.- VALUATION REPORTS.

---The BUYER shall acquirer the PROPERTIES A, B and C for the total price of $596,144,000.00 MXN. However, to comply with applicable local provisions, the parties present the Commercial Appraisals of the PROPERTIES, which are added to the appendix of the volume in the file corresponding to this instrument under letter "J", letter "K" and letter "L".

XI.- AGREEMENT OF THE TECHNICAL COMMITTEE OF FONADIN.

XI.1. By Agreement number CT/5ª EXTR/31-OCTUBRE-2023/V-A, the Technical Committee “…authorizes the investment of the Infrastructure Trust for FONADIN to invest in the acquisition of a property owned by the company NSC Agua, S.A. de C.V., a Mexican subsidiary of Consolidated Water, with a total area of 201,289.09 m2, with land use designated for strategic infrastructure development, for an amount up to $596,144,000.00 MXN (five hundred ninety-six million one hundred forty-four thousand pesos 00/100 MXN) according to the Maximum Alienation Value determined by the Institute of Administration and Appraisals of National Assets (INDAABIN) with sequential number 01-23-622 and Generic Numbers G-34968-ZNA, dated July 10, 2023... The Technical Committee authorizes the Fiduciary Institution to execute all necessary legal instruments for the acquisition, deed, registration of the acquisition of the LAND, and the application of associated expenses...”.

XII.- FIDUCIARY INSTRUCTIONS.

XII.1.- By instruction letter dated January 26, 2024, and in compliance with the Technical Committee Agreement described in numeral XI above, Mr. CARLOS ANDRÉS PUENTE LOPEZ, in his capacity as Director of Water, Energy, and Environment, Fiduciary Delegate, and General Attorney of Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, whose first testimony was registered in the Public Registry of Property and Commerce of this City under commercial folio number eighty thousand two hundred fifty-nine, dated August 20, 2019, instructed the undersigned Notary to formalize the acquisition of the PROPERTIES subject to this Purchase and Sale Agreement in favor of BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE

BANCA DE DESARROLLO, IN ITS CAPACITY OF FIDUCIARY INSTITUTION IN FONADIN.

--- This Instruction is added to the appendix of the volume in the file corresponding to this instrument under letter "M".

--- Having stated the Background of this Purchase Agreement, the appearing parties make the following:

R E P R E S E N T A T I O N S

I.- Mr. RUBÉN FERNANDO SÁNCHEZ CAMPODÓNICO, in his capacity as legal representative of the commercial company known as "N.S.C. AGUA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represents:

A).- That he has the authority to appear in this act, with the instruments that will be specified later.

B).- That the PROPERTIES, subject of this agreement, are up to date with their tax payments to the relevant fiscal authorities, as evidenced by the Non-Lien Tax Certificates of described in the previous background VII (Roman seven) and which are valid at the date of execution of this deed.

C).- That regarding the PROPERTIES subject of this agreement, he is not aware that any illegal act has been committed on them or of the transformation or conversion, under any concept, of the product of an illegal act.

D).- That regarding the PROPERTIES subject of this agreement, he is not aware that any preparatory or judicial procedure for Asset Forfeiture has been initiated.

E).- That he delivers the PROPERTIES free of any occupation.

F).- That on May 29, 2024, it requested the International Centre for Settlement of Investment Disputes (ICSID) to suspend the arbitration proceedings requested against the Government of the State of Baja California regarding the early termination of the State Public-Private Partnership Contract with the Government of the State of Baja California for the construction, financing, and operation of a desalination plant in Playas de Rosarito, Baja California.

G).- That on May 31, 2024, in accordance with Rule 44 of the ICSID Arbitration Rules, the ICSID Secretary-General took note of the termination of the international arbitration filed by the SELLER, recording this situation in the case file identified as "Consolidated Water Coöperatief, U.A. v. the United Mexican States (ICSID Case No. ARB/22/6).

H).- That in terms of FONADIN Agreement number CT/5ª EXTR/31-OCTUBRE-2023/V-A, it expresses acceptance of the early termination of the State Public-Private Partnership Contract with the Government of the State of Baja California, the subject of arbitration, and therefore does not reserve any legal action against the Government of the United Mexican States and/or the Government of Baja California, as well as the Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, in its capacity as Trustee Institution in Public Trust Number 1936, known as "Fondo Nacional de Infraestructura”.

II.- Mr. CARLOS ANDRÉS PUENTE LÓPEZ, in his capacity as Fiduciary Delegate and Director of Water, Energy, and Environment, and General Attorney of Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, in its capacity as Fiduciary Institution in Public Trust Number 1936, known as “Fondo Nacional de Infraestructura” represents:

A).- That by Presidential Decree dated February 7, 2008, the creation of the public trust, not considered a parastatal entity, known as Fideicomiso Fondo Nacional de Infraestructura (FONADIN) was ordered, which will serve as a coordination vehicle for the Federal Public Administration for investment in infrastructure, primarily in the areas of communications, transportation, hydraulics, environment, and tourism. It will assist in the planning, promotion, construction, conservation, operation, and transfer of infrastructure projects with social impact or economic profitability, according to the corresponding budgeted programs and resources. For this purpose, Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, in its capacity as Trustee, financial agent, and representative of the Federal Government, and the Ministry of Finance and Public Credit are respectively ordered to: a) Modify the Support Trust for the Rescue of Concessioned Highways (FARAC) to transform it into the new National Infrastructure Fund Trust; and b) Modify the Infrastructure Investment Fund Trust, so that its purposes, assets, and projects are transferred to the Trust created by virtue of this Decree, and, in due course, to extinguish the first one.

B).- That on May 6, 2008, BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, in its capacity as Trustee in FONADIN and BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, in its capacity as Fiduciary Institution (Fiduciary in FONADIN), with the participation of the Undersecretariat of Finance and Public Credit, agreed to comprehensively modify FARAC to transform it into FONADIN, having, among other things, the following characteristics:

a).- CONSTITUTION.- The TRUSTOR in FONADIN, as representative of the Federal Government, constitutes in the Fiduciary in FONADIN, who accepts it, a public administration and payment source trust not considered a parastatal entity called the National Infrastructure Fund.

b).- PARTIES TO THE TRUST.

TRUSTEE.- Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, in its capacity as financial agent and representative of the Federal Government.

FIDUCIARY.- Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, in its capacity as Fiduciary Institution.

c).- OBJECT AND PURPOSES OF THE TRUST.- To serve as a coordination vehicle for the Federal Public Administration for investment in infrastructure, primarily in the areas of communications, transportation, hydraulics, environment, and tourism; it will assist in the planning, promotion, construction, conservation, operation, and transfer of infrastructure projects with social impact or economic profitability, according to the programs and resources budgeted for this purpose. Its purposes include:

1.- Promote and encourage the participation of the public, private, and social sectors in the development of infrastructure and its public services, through investments and the granting of recoverable supports and, if applicable, through the contracting of guarantees to financially viable projects, as well as non-recoverable supports to socially profitable projects.

2.- Support the development of public infrastructure works in charge of the Federal Public Administration.

3.- Participate with the public, private, and social sectors in schemes of design, construction, financing, operation, and transfer of infrastructure, as well as supports aimed at user access to it.

4.- Participate in the evaluation, structuring, and execution of infrastructure projects.

5.- Acquire, manage, and transfer rights and obligations established in concessions or permits.

6.- Subscribe, acquire, and manage financial instruments associated with infrastructure projects, in terms of applicable provisions.

C).- That his representative, Mr. CARLOS ANDRÉS PUENTE LÓPEZ, as Director of Water, Energy, and Environment, Fiduciary Delegate, and General Attorney of Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, has the authority to appear in this act, with the instruments that will be specified later.

D).- That it is his will to acquire the PROPERTIES subject to this instrument, in compliance with the Agreement of the FONADIN Technical Committee described in numeral XI above.

F).- That all transactions, deposits, payments, and other acts carried out or to be carried out under this instrument have been and will be with resources from the assets of FONADIN and that such resources have not originated from illicit activities that have or may represent the commission of any crime.

G).- That it had the opportunity to conduct, either directly or through a third party, the physical and legal audit, studies, and necessary analyses of the PROPERTIES, including the request, obtaining, and review of all necessary information to make an informed decision to proceed with the execution of this Contract ("Audit").

H).- Acknowledges that, except for the declarations expressly provided in this Agreement, the SELLER and its related parties, as well as their respective shareholders, members, partners, beneficiaries, directors, officers, managers, employees, lawyers, accountants, contractors, consultants, agents, and representatives, or any person on behalf of any of the foregoing, have made no declaration, representation, warranty, projection, or prediction of any kind regarding the PROPERTIES, including, without limitation, any warranty of merchantability or fitness for a particular purpose.

I).- That for the execution of this Agreement, the BUYER has relied solely on its Audit and the declarations expressly made by the SELLER in this Contract.

III.- THE PARTIES JOINTLY REPRESENT, under oath of telling the truth and aware of the penalties for making false statements before a notary public that:

A).- They are not in breach of any order or decree of any court, or any order, regulation, or claim filed by individuals or any Federal, State, Municipal, or Governmental agency, whether Mexican or foreign, whose breach could have consequences that would fundamentally and adversely affect their condition or operations or their rights, or could have consequences that would fundamentally affect their performance under this instrument.

B).- They enter into this Agreement, which constitutes a legal, valid, and binding obligation, and that the execution and fulfillment of this Agreement are not prohibited by law nor contravene the same. In this regard, each party has (i) complied with all legal requirements and procedures, (ii) obtained all consents, authorizations, and waivers (which are in effect), and (iii) taken all necessary actions to authorize and validate the execution of this Agreement and to comply with all their obligations under this Agreement. C).- For the purposes derived from this instrument, they state that the undersigned notary is not part of the documents, negotiations, payments, contractual relationships, and other documents executed prior to the signing of this instrument; therefore, the undersigned notary assumes no responsibility for the declarations concerning such documents, negotiations, payments, contractual relationships, or the declarations, payments, or obligations derived therefrom, except for the notarial activity performed by the undersigned notary in this instrument.

D).- The undersigned notary has unequivocally explained to them the value and legal consequences of the laws and regulations governing the form and substance of this instrument, and has also informed them of the tax obligations derived from this instrument; likewise, the parties declare that everything related to the assets, rights, and resources referred to in this instrument or that may become part of it are of lawful origin and that these assets, rights, or resources have been and will be from the patrimony of FONADIN and that such assets, rights, or resources in no case originate from illicit activities that have or may represent the commission of any crime.

E).- They mutually acknowledge each other and their legal capacity to act as they have demonstrated, and based on the preceding background and representations, they enter into this contract, binding themselves under the terms of the following:

C L A U S E S

FIRST.- PURCHASE AND SALE.- The commercial company "N.S.C. AGUA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented in this act by Mr. RUBÉN FERNANDO SÁNCHEZ CAMPODÓNICO, in his capacity as legal representative, SELLS, and "BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS", SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, in its capacity as fiduciary institution in the PUBLIC TRUST NUMBER 1936 (ONE THOUSAND NINE HUNDRED THIRTY-SIX), NAMED "FONDO NACIONAL DE INFRAESTRUCTURA", represented by its Director of Water, Energy, and Environment and Trustee Delegate, Mr. CARLOS ANDRÉS PUENTE LÓPEZ; BUYS AND ACQUIRES, AD CORPUS, as established in clause three hereof, and by way of purchase and sale, the PROPERTIES, which are up to date with the payment of taxes and fees as of the signing date of this deed, identified as (i) lot F32 (F thirty-two) and F33 (F thirty-three), resulting from the merger of Fractions 32 (thirty-two dash one) and 33-1 (thirty-three dash one), of parcel 33 Z-1 P-2/5 (thirty-three letter Z dash one letter P dash two slash five), block without number, of the Colonia Ejido Mazatlán, of the Municipality of Playas de Rosarito, Baja California, with an area of 201,289.096 square meters (two hundred one thousand two hundred eighty-nine point zero ninety-six square meters), (ii) lot F-1 (F dash one), of fraction 33-2 (thirty-three dash two), resulting from the subdivision of parcel number 33 Z-1 P 2/5 (thirty-three Z dash one P two slash five), block without number, of the Ejido Mazatlán, of the Municipality of Playas de Rosarito, Baja California, with an area of 2,500.00 square meters (two thousand five hundred square meters), and (iii) lot Fraction 98 F (ninety-eight letter “F”) resulting from the subdivision of the fraction of land of a Rural Property called “EL MANGLECITO” located southwest (SW) of the Abelardo Rodríguez dam, 4 KM (four kilometers) and in the vicinity of the area known as Cueros de Venado, La Mesa Colony, municipality of Tijuana, Baja California, with an area of 1,765.029 square meters (one thousand seven hundred sixty-five point zero two nine square meters), whose identification, measurements, and boundaries are detailed in Backgrounds I.1 (one roman point one), I.2 (one roman point two), II (two roman), IV (four roman), and V (five roman) of this instrument, and their descriptive and identifying data shall be considered here as reproduced for brevity and for all legal effects.

SECOND.- PRICE OR CONSIDERATION.- The price is agreed and accepted by the contracting parties is the amount of $596,144,000.00 (five hundred ninety-six million one hundred forty-four thousand pesos zero cents, National Currency).

---The BUYER pays the price in full to the SELLER as follows:

---In accordance with the instructions of the BUYER, the amount of $596,144,000.00 (five hundred ninety-six million one hundred forty-four thousand pesos zero cents, National Currency), via interbank transfer, dated June 10, 2024, from the BUYER’s account 2647330457 (two six four seven three three cero four five sevent) of the banking institution named Banco Nacional de Obras y Servicios Publicos, Sociedad Nacional de Crédito, in favor of CONSOLIDATED WATER COÖPERATIEF, U.A., which will receive it on behalf of the SELLER, to account 898090105923 (eight nine eight cero nine cero one cero five nine two three), Swift Code for transfers in Mexican pesos BOFAUS6S (BOFAUS 6 S); Swift Code for transfers in United States dollars BOFAUS3N (BOFAUS 3 N) from the bank institution named Bank of America, N.A..- A photocopy of said receipt is added to the appendix of the volume in the file corresponding to this instrument under the letter “N”.

---By virtue of the payment indicated in this clause, the SELLER, upon the signing of this instrument, grants the most comprehensive receipt and discharge in favor of the BUYER in accordance with the law and DOES NOT reserve any action to exercise against the BUYER, whether civil, commercial, fiscal, registral, criminal or of any other judicial, extrajudicial, or administrative nature, nor any claim of any nature, for the PURCHASE

AND SALE conducted herein, as well as for the payment of the agreed CONSIDERATION.

---The parties agree that the consideration covered by the transfer of the PROPERTIES is just and legitimate, thus waiving any subsequent claim for injury, damage, or unjust enrichment.

THIRD.- MODALITY.- For all legal effects, it is established that this transfer of ownership is conducted under the modality "AD CORPUS", "as is" and "where is", according to the physical and legal condition of the PROPERTIES at this moment, with the parties accepting the surface area of each of the PROPERTIES as correct and waiving any actions arising from any excess or deficiency of the sold item. Consequently, the PROPERTIES pass into the possession and full ownership of the BUYER, including all its entries and exits, and all that pertains to them by fact and by law, including legal or voluntary easements.

FOURTH.- POSSESSION.- The SELLER has delivered the PROPERTIES to the BUYER, free from any occupation, and the BUYER acknowledges receipt of the actual possession of the PROPERTIES being transferred herein, with all that pertains to them by fact and by law, including uses, customs, and easements, and including what is stipulated in articles 750 (seven hundred fifty) and 2,290 (two thousand two hundred ninety) of the Federal Civil Code and their corresponding articles in the Civil Code of Baja California.

By virtue of the delivery of the PROPERTIES stated in this clause and the execution of this instrument, the BUYER grants the SELLER the broadest receipt and discharge in accordance with the law and does not reserve any action against the SELLER, whether civil, commercial, fiscal, registral, criminal, or any other judicial, extrajudicial, or administrative nature, nor any claim of any nature, for the PURCHASE AND SALE conducted herein, as well as for the transfer of the PROPERTIES as indicated here.

FIFTH.- EVICTION AND INDEMNIFICATION.- The SELLER undertakes to answer for indemnification in the event of eviction, in accordance with Federal Law and other applicable regulations.

--Likewise, the SELLER undertakes to immediately address the consequences that may arise from the presence of tenant(s) or occupant(s) who, for any reason, are in possession or impede the immediate transfer of possession free of any occupation of the PROPERTIES to the purchasing party.

SIXTH.- ABSENCE OF CONSENSUAL DEFECTS.- In this agreement, there is no fraud, violence, injury, or error, nor any illegitimate enrichment of one party to the detriment of the other. Therefore, the parties waive the future exercise of actions aimed at obtaining its annulment for such causes or others of an analogous or similar nature, understanding this sale as perfect and irrevocable for all legal effects.

SEVENTH.- OBLIGATIONS RELATED TO THE PROPERTIES.- All expenses, taxes, or contributions of any kind derived from the PROPERTIES subject to this sale, such as property tax, maintenance expenses, and public service expenses, will be borne exclusively by the BUYER from the date of signing this deed, understanding that the BUYER does not assume any legal or economic obligation for any expense, tax, or contribution of any kind derived from the PROPERTIES subject to the sale that was due and unpaid before and at the time of signing this instrument.

EIGHTH.- JURISDICTION AND COMPETENCE.- For all matters related to the interpretation and compliance of what is agreed in this agreement or the exercise of actions arising from it, the parties expressly submit to the competent Courts of the Judicial District of Playas de Rosarito, Baja California, expressly waiving any other jurisdiction that may correspond to them by virtue of their current or future domiciles, or the location of the PROPERTIES subject to this sale.

NINETH.- EXPENSES, TAXES, FEES, AND CHARGES.- All those that are incurred and accrued will be borne by the BUYER, except for the Income Tax, which, if applicable, will be borne by the SELLER, under the terms of the Law and in the proportions that correspond to each.

TENTH.- RELEASE OF LIABILITY TO THE NOTARY PUBLIC.- The parties, upon signing this instrument, expressly, absolutely, and totally release the authorizing notary from any liability or rights caused by this sale, since the collection or retention of them has been based on the documentation provided by the parties. They also declare to be aware that both the information and calculation of the income tax and the tax on the acquisition of real estate or patrimonial transfers will be formulated, paid, or notified provisionally and will be reviewed, if applicable, by the Treasury of the Federation or the tax authorities in Baja California. Therefore, they are obligated to pay, if applicable, the differences that may arise from such taxes as a result of the application of the corresponding laws, the surcharges, and penalties that may apply, obligating themselves to indemnify and hold the undersigned notary harmless in his capacity as a solidary obligor imposed by Law.

ELEVENTH.- SUBTITLES.- The subtitles that appear in the clauses of this instrument are only intended to facilitate its reading and therefore have no legal value.

FISCAL REGIME

VALUE ADDED TAX

---This transaction does not incur value added tax, as it concerns a vacant lot, in accordance with Article 9, Section I, of the Value Added Tax Law.

INCOME TAX ON ALIENATION

--- Under the penalty of perjury and being aware of the penalties for false representations, the SELLER declares: that the value stated in this instrument is the real and true amount corresponding to the actual income obtained as the alienator to their estate. The seller also declares their obligation to calculate and settle the income tax caused by this transaction and that the signing of this instrument expressly, absolutely, and totally releases the authorizing Notary from any responsibility for the calculation, payment, or any other collection of taxes or fees caused by this transaction, as their represented entity is registered in the taxpayer registry and taxes under the number NAG100512UA7, and it is their responsibility to calculate and remit the taxes caused by this transaction in accordance with the relevant law.

MUNICIPAL TAX ON REAL ESTATE ACQUISITION

---In accordance with the provisions of Article 75 BIS B of the Municipal Treasury Law for the State of Baja California and Article 9 of the Income Law for the Municipality of Playas de Rosarito, Baja California, for the current fiscal year, the tax base is the highest value between: i) the value of the property resulting from updating the agreed price, ii) the cadastral value, and iii) the commercial value of the property resulting from the appraisal, carried out under the terms of Section B of this article, as determined by the authorized municipal appraisal expert, at the rate indicated in the Income Law for the fiscal year 2024 for the Municipality corresponding to each property.

UNDER PENALTY OF PERJURY AND THE INITIAL SWORN STATEMENT, THE SELLER REPRESENTS:

--- That the value stated in this instrument is the real and true amount corresponding to the actual income obtained as the alienator to their estate, releasing the undersigned Notary from any responsibility for such matters

DIGITAL TAX RECEIPT VIA INTERNET (CFDI, by its initials in Spanish)

---In accordance with the provisions of Articles 29 and 29-A of the Federal Tax Code, since the alienator is a taxpayer under the general regime of the law, they are required to issue the DIGITAL TAX RECEIPT VIA INTERNET that covers the amount of this transaction, and therefore the undersigned notary is relieved from issuing and providing the acquirer with the supplement of said digital tax receipt via internet.

ADDITIONAL REPRESENTATIONS OF THE PARTIES

--- PROVISIONAL PAYMENT - The parties are fully aware that both the settlement of the Real Estate Acquisition Tax and the Income Tax will be calculated and paid provisionally and may be reviewed by the State Treasury of Baja California and the Federal Treasury, respectively. Therefore, they are obliged to pay any difference for such taxes that may result from the application of the corresponding laws, as well as any applicable surcharges and fines.

C A P A C I T Y

I.- “N.S.C. AGUA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.- Mr. RUBÉN FERNANDO SÁNCHEZ CAMPODÓNICO establishes his capacity as legal representative as well as the legal existence of his represented entity with certified copy of the public deed dated April 12, 2024, number 86,512 (eighty six thousand five hundred twelve), book 2,245 (two thousand two hundred forty five), from the protocol of the Notary Public 109 (one hundred nine) of Mexico City, granted before its Holder, Mr. Luis de Angoitia Becerra, which contains the formalization of the Spanish version of the document containing the Unanimous Written Resolutions of the Board of Directors of “N.S.C. AGUA”, Sociedad Anónima de Capital Variable, dated April 3, 2024, which resolved, among others, what I transcribe below as applicable: “…FIRST.- It is hereby ratified, to the extent necessary, the execution of the term sheet for settlement (the “Term Sheet for Settlement”) with the Government of Baja California (the “BC Government”), Consolidated Water Coöperatief, U.A. (“CW”), Aguas de Rosarito, S.A.P.I. de C.V. (“AdR”), and Banco Nacional de Obras y Servicios Públicos, S.N.C., in its role as Institución Fiduciaria en el Fideicomiso número 1936, named Fondo Nacional de Infraestructura (“FONADIN”), whereby certain agreements will be established in order to: (i) discontinue the arbitration proceeding filed before the International Centre for Settlement of Investment Disputes (“ICSID”), under ICSID Case No. ARB/22/6, Consolidated Water Coöperatief, U.A. vs United Mexican States (the “Arbitration”); (ii) the execution of certain Settlement Agreement (as defined below); (iii) the execution of the Deed (as defined below) related with the purchase of the Land (as defined below); and (iv) the execution of the Purchase Agreement (as defined below). SECOND..- It Is hereby approved that the Company executes the settlement agreement (the “Settlement Agreement”) between the BC Government, CW and AdR, with the appearance of FONADIN, which shall set forth the terms and framework for the settlement of the Arbitration, including: (i) the acquisition by FONADIN of the land owned by the Company in Playas de Rosarito and Tijuana, including the rights of way that may correspond to the land (“Land”); (ii) the acquisition by the BC Government of Company’s documentation related with the desalination project that the Company was going to develop on the Land

(“Project Documentation”); and, (iii) CW will submit a letter to ICSID’s Secretary-General requesting the discontinuance of the Arbitration. THIRD.- It is hereby approved that the Company executes the public deed or deeds related with the purchase of the Land (the “Deed”) with FONADIN, by means of which FONADIN will acquire the Land from the Company, including without limitation the following: (a) real state of approximately 201,000 square meters, resulting from the merger of (i) fraction 32-1 (in turn, resulting from the subdivision of parcel 32 Z-1 P-2/5, without block number), Colonia Ejido Mazatlán, Municipality of Playas de Rosarito, and (ii) fraction 33-1 (in turn, resulting from the subdivision of parcel 33 Z-1 P-2/5, without block number), Colonia Ejido Mazatlán, Municipality of Playas de Rosarito, registered before the Public Registry of Property of Baja California under entry number 6038629, civil section, dated December 18, 2015; (b) real estate identified as Fraction 98 F resulting from the subdivision of the fraction of a Rustic Land Plot known as “EL MANGLECITO” located at the Southwest of the Abelardo Rodríguez dam water, 4 kilometers and near the area known as Cueros de Venado, Colonia La Mesa, Tijuana Municipality, Baja California, with a surface of 1,765.029 square meters, and with the measure and boundaries described in public deed 98,127, dated August 30, 2018, granted by Mr. Luis Alberto Ibáñez Esquer, Notary Public number 8 of Mexicali, Baja California, and registered before the Public Registry of Property of Baja California under entry number 6151680, civil section, dated April 9, 2019; and (c) the real estate identified as Lot F-1 of fraction 33.2, resulting from the subdivision of parcel number 33 Z-1 P 2/0, without block number, of the Ejido Mazatlán, Municipality of Playas de Rosarito, Baja California, with a surface of 2,500 square meters, and with the measure and boundaries described in public deed 98,503, dated October 1, 2018, granted by Mr. Luis Alberto Ibáñez Esquer, Notary Public number 8 of Mexicali, Baja California, and registered before the Public Registry of Property of Baja California under entry number 6047296, civil section, dated January 21, 2019; and (d) any other real estate owned by the Company and that it is agreed to sell to FONADIN. FOURTH.- It is hereby approved that the Company executes and/or if necessary ratifies the execution of certain purchase agreement (the “Purchase Agreement”) with the BC Government, by means of which the BC Government will acquire the Project Documentation from the Company. FIFTH.- It is hereby approved that the Company executes certain payment direction agreement (the “Payment Direction Agreement”)with Consolidated Water Coöperatief, U.A., whereby the parties shall agree that certain payments to be carried out in connection with the execution of the documents approved in previous resolutions, are transferred to and held by Consolidated Water Coöperatief, U.A., in its bank account on behalf of the Company pending further instructions by the Company SIXTH.- It is hereby approved that the Company executes any document, agreement, contract and in general any inherent, related, connected, necessary or derived act from the Term Sheet for Settlement, the Settlement Agreement, the Deed, the Purchase Agreement and the Payment Direction Agreement, either by any of the attorneys-in-fact set forth below or by any attorney-in-fact with sufficient authorities granted prior to this date. SEVENTH.- A GENERAL POWER OF ATTORNEY is hereby granted in favor of MESSRS. FREDERICK W. MCTAGGART (FTPR: EXTF900101NI1), ISMAEL SANCHEZ (FTPR: EXTF900101NI1) and/or RUBEN FERNANDO SANCHEZ CAMPODONICO (FTPR: SACR560825KTA), to be exercised jointly or separately, with the following authority: GENERAL POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS, ACTS OF ADMINISTRATION AND ACTS OF OWNERSHIP, with all the general and special authority that may require special or express clause, pursuant to the law, as provided in terms of the first, second and third paragraph of articles 2554 of the Federal Civil Code and 2428 of the Civil Code for the State of Baja California, and their equivalent provisions of the Civil Codes of the other States of the Mexican Republic where this power of attorney is exercised, with all the general authorities and even the special powers that require a special or express clause, as provided in terms of articles 2587 of the Federal Civil Code and 2461 of the Civil Code for the State of Baja California, and their equivalent provisions of the Civil Codes of the other States of the Mexican

Republic where this power of attorney is exercised. LIMITATION.- This power of attorney is limited to the execution and/or if necessary ratification of the execution of the Term Sheet for Settlement, the Settlement Agreement, the Deed, the Purchase Agreement and the Payment Direction Agreement,, as well as any document, agreement, contract and in general any inherent, related, connected, necessary or derived act from any of the foregoing. For purposes of the provisions of Article 2420 of the Civil Code for the State of Baja California, it is hereby stated that this power of attorney shall remain in full force and effect until the documents mentioned herein are executed by the corresponding attorneys-in-fact of the Company. EIGHTH.- It is hereby approved the exercise of the power of attorney granted by the Company in favor of MESSRS. FREDERICK W. MCTAGGART (FTPR: EXTF900101NI1), ISMAEL SANCHEZ (FTPR: EXTF900101NI1) and/or RUBEN FERNANDO SANCHEZ CAMPODONICO (FTPR: SACR560825KTA), in resolution sixth above, in order for them to execute and/or if necessary ratifies the execution of, either jointly or separately, on behalf and in representation of the Company, the Term Sheet for Settlement, the Settlement Agreement, the Deed, the Purchase Agreement and the Payment Direction Agreement, as well as any document, agreement, contract and in general any inherent, related, connected, necessary or derived act from any of the foregoing”.

---A duly verified photocopy of the mentioned document(s) is added to the appendix of the volume in the corresponding file of this instrument under the letter "O".

---The legal representative stated that their represented entity has the legal capacity to bind itself under the terms of this instrument, and that their powers have not been limited, restricted, or revoked up to the present date.

II.- “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUTICIÓN DE BANCA DE DESARROLLO.- Mr. CARLOS ANDRÉS PUENTE LÓPEZ establishes his capacity and the powers-of-attorney with which he appears in this instrument, through deed number 56,386 (fifty-six thousand three hundred eighty-six), dated June 20, 2019, granted before the faith of Mr. Gabriel Benjamín Diaz Soto, holder of Notary Public number 131 (one hundred thirty-one), residing in Mexico City, whose first testimony was registered on August 20, 2019, in the Public Registry of Property and Commerce of said City, under commercial folio 80259 (eighty thousand two hundred fifty-nine); proceeding to transcribe as relevant: ...BACKGROUND.- I.- LEGAL EXISTENCE OF THE “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO...VI.- GRANTING.- As stated above, Mr. JULIO CÉSAR JIMÉNEZ IBARRA, in his capacity as Special Delegate of the Board of Directors of “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, grants the following: CLAUSES.- FIRST.- PROTOCOLIZATION OF CERTIFICATION AND AGREEMENT.- At the request of Mr. JULIO CÉSAR JIMÉNEZ IBARRA... it is protocolized for all legal purposes: a) The certification and its annex issued by the Deputy Secretary of the Board of Directors... SECOND.- The appointment of citizens CARLOS MIER Y TERAN ORDIALES and CARLOS ANDRÉS PUENTE LÓPEZ, as Trustee Delegates and General Attorneys of “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, in terms of the certification transcribed in the fifth background of this instrument, is formalized.- THIRD.- FORMALIZATION AND GRANTING OF POWERS AND AUTHORITIES CONFERRED BY THE INSTITUTION.- “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, represented by Mr. JULIO CÉSAR JIMÉNEZ IBARRA, in his capacity as Special Delegate of the Board of Directors of said Institution, in execution and compliance with the agreement of said Board of Directors, taken in its session held on May 30, 2019, referred to in the fifth background of this instrument, confers on citizens CARLOS MIER Y TERAN ORDIALES and CARLOS ANDRÉS PUENTE LÓPEZ, AS TRUSTEE DELEGATES AND GENERAL ATTORNEYS OF “BANCO NACIONAL DE OBRAS Y SERVICIOS PÚBLICOS”, SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, the following powers.- A.- GENERAL POWER FOR ADMINISTRATIVE ACTS... B.- GENERAL POWER FOR OWNERSHIP ACTS... C.- GENERAL POWER TO SIGN AND ENDORSE CREDIT INSTRUMENTS IN PROCUREMENT AND OWNERSHIP... D.- Authority to grant, delegate powers...

A duly verified photocopy of the mentioned document(s) is added to the appendix of the volume in the corresponding file of this instrument under the letter "P".

N O T A R I A L C E R T I F I C A T I O N

THUS IT WAS GRANTED, AND I, THE AUTHORIZING NOTARY, ATTEST:

I. To the truth of the act; that I have reviewed the documents mentioned in this instrument, as well as those related in the appendix of the same;

II. That the appearing parties identified themselves and also presented their Unique Population Registry Code (CURP), with the documents, which in duly verified photocopies, I add to the appendix of this instrument under the letter "Q", of their legal capacity for this grant, as nothing against them is known to me, and that they were warned by the undersigned Notary of the penalties incurred by those who make false statements. They declared their general information as follows:

a) RUBÉN FERNANDO SÁNCHEZ CAMPODÓNICO: being Mexican, originally from Huatabampo, Sonora, born on August 25, 1956, married, engineer, residing at Tamaulipas Street number 1331, Interior number 502, Madero Sur Colony, Municipality of Tijuana, Baka California;

b) CARLOS ANDRÉS PUENTE LOPEZ: being Mexican, originally from Mexico City, born on April 24, 1974, married, public official, residing at 3493 Insurgentes Avenue (three thousand four hundred ninety-three), interior 11-603 (eleven, hyphen, six hundred three), Villa Olímpica neighborhood, in Tlalpan, Federal District, zip code 14020 (one, four, zero, two, zero), with Unique Population Registry Code (CURP): PULC740424HDFNPR09 (PULC, seven, four, zero, four, two, four, HDFNPR, zero, nine); and Federal Taxpayer Registry (RFC): PULC740424J37 (PULC, seven, four, zero, four, two, four, J, three, seven), who identifies himself to the undersigned Notary, presenting his voter ID number 3779015235181 (three, seven, seven, nine, zero, one, five, two, three, five, one, eight, one), issued by the National Electoral Institute;

III. That in terms of Article 114 (one hundred fourteen) of the Notarial Law for the State of Baja California, copies of each document in the appendix will be added to the testimonies issued from this instrument, forming an integral part of them; that the copies added to the appendix of the volume in the file corresponding to this instrument or the testimony, exactly match their originals, which I verified and reviewed, which I certify.

READ this instrument was by the appearing parties directly, to whom I made known their right to read the present instrument personally, to whom I made known the penalties incurred by those who make false statements, and having explained to them the value and legal scope of its content, they expressed their agreement with it and signed it before me on the day June 13, 2024.